EX-99.906CERT

MFS SERIES TRUST IV

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, James O. Yost, certify that, to my knowledge:

1.The Form N-CSR (the "Report") of MFS Series Trust IV (the "Registrant") fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 14, 2023

/S/ JAMES O. YOST

James O. Yost

Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS SERIES TRUST IV

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, David L. DiLorenzo, certify that, to my knowledge:

1.The Form N-CSR (the "Report") of MFS Series Trust IV (the "Registrant") fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 14, 2023

/S/ DAVID L. DILORENZO

David L. DiLorenzo

President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.